Exhibit 99.3


                                                                     EXECUTION


                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2001, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and COUNTRYWIDE HOME LOANS, INC., a New York corporation ("the Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans originated by Fieldstone Mortgage Company identified on Schedule I hereto (the "Schedule I Mortgage Loans") and certain mortgages originated by Fremont Investment and Loan identified on Schedule II hereto (the "Schedule II Mortgage Loans") (the
Schedule I Mortgage Loans and the Schedule II Mortgage Loans collectively referred to as the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Bank One, National Association, a national banking association, as trustee (the "Trustee"), under a trust agreement dated as of May 1, 2001 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, National Association, as master servicer ("WFBM," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), SASCO, as depositor and The Murrayhill Company, as loss mitigation advisor (the "Loss Mitigation Advisor") under a Loss Mitigation Advisory Agreement (the "Loss Mitigation Advisory Agreement"), dated as of May 1, 2001 between the Servicer and the Loss Mitigation Advisor.

         WHEREAS, multiple classes of Certificates are being issued pursuant to the Trust Agreement, including the Class X Certificate;

         WHEREAS, the Schedule I Mortgage Loans are currently being serviced by the Servicer pursuant to a Servicing Agreement between Lehman Brothers Bank, FSB (the "Bank") and the Servicer, dated as of January 29, 2001 (for Fixed and Adjustable Rate Mortgage Loans-Group FF-2001-1) (the "Bank Servicing Agreement").

         WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 30, 2001, the Bank has assigned all of its right, title and interest in and to the related Schedule I Mortgage Loans to Lehman Capital and delegated all of its duties and obligations as owner under the Bank Servicing Agreement to Lehman Capital, and Lehman Capital has accepted such assignment and delegation.

         WHEREAS, the Schedule II Mortgage Loans are currently being serviced by the Servicer pursuant to a Servicing Agreement between Lehman Capital and the Servicer, dated as of January 29, 2001 (for Fixed and Adjustable Rate Mortgage Loans - Group FF-2001-1) (the "LC Servicing Agreement").

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Master Servicer and the Class X Certificateholder to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer desire to consolidate the servicing of the Scheduled I Mortgage Loans currently serviced under the aforementioned Bank Servicing Agreement with the servicing of the Schedule II Mortgage Loans currently serviced under the provisions of the LC Servicing Agreement.

         WHEREAS, Lehman Capital and the Servicer desire that the provisions of the LC Servicing Agreement shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the LC Servicing Agreement between Lehman Capital and the Servicer incorporated by reference herein (regardless of whether such terms are defined in the LC Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Merger. For administrative convenience, the Servicer and Lehman Capital hereby agree that (i) the servicing of those Schedule I Mortgage Loans currently serviced under the Bank Servicing Agreement and (ii) the servicing of those Schedule II Mortgage Loans currently serviced under the LC Servicing Agreement shall all be serviced under the LC Servicing Agreement as reconstituted by this Agreement.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the LC Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the LC Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital under the LC Servicing Agreement to enforce the obligations of the Servicer under the LC Servicing Agreement and the term "Owner" as used in the LC Servicing Agreement in connection with any rights of the Owner shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article IX of the LC Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the LC Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates pursuant thereto.

         6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Wells Fargo Bank Minnesota,
                    National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attention:  Master Servicing Department, ARC 2001-BC3
                  Telephone: (410) 884-2000
                  Telecopier: (410) 884-2360

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

         Wells Fargo Bank Minnesota,
           National Association
         Minneapolis, Minnesota
         ABA# 091-000-019
         Account Name: Corporate Trust Clearing
         Account No. 3970771416
         For further credit to: Collection Account No. 10890900 (ARC 2001-BC3)

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

         Bank One, National Association
         1 Bank One Plaza
         Mail Suite lL1-0126
         Chicago, Illinois  60676
         Attention:  Global Trust Services
         Telephone:  (312) 732-4000
         Facsimile: (312) 954-1963

         All notices required to be delivered to Lehman Capital hereunder shall be delivered to it at the following address:

           Lehman Capital, a Division of Lehman Brothers Holdings Inc. 200 Vesey Street
           New York, New York 10285-0900
           Attention: Mortgage Backed Finance Department
           Telephone: (212) 526-7000
           Telecopier: (212) 526-7209

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office for notices as set forth in the LC Servicing Agreement.

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         9. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the LC Servicing Agreement.

         Executed as of the day and year first above written.

                                   LEHMAN CAPITAL, A DIVISION OF
                                     LEHMAN BROTHERS HOLDINGS INC.



                                   By: /s/ Matthew Lewis
                                       ------------------------------------
                                       Name:   Matthew Lewis
                                       Title:  Authorized Signatory


                                   COUNTRYWIDE HOME LOANS, INC.



                                   By: /s/ Michael W. Schloessmann
                                       -------------------------------------
                                       Name:   Michael W. Schloessmann, Jr.
                                       Title:  Vice President

Acknowledged by:

WELLS FARGO BANK MINNESOTA,
  NATIONAL BANK
as Master Servicer


By: /s/ Amy Doyle
    -------------------------------------
Name:   Amy Doyle
Title:  Assistant Vice President

BANK ONE, NATIONAL ASSOCIATION
as Trustee


By: /s/ Steven Wagner
   ------------------------------------------
Name:   Steven Wagner
Title:  First Vice President

                                   EXHIBIT A

                  Modifications to the LC Servicing Agreement


1. Unless otherwise specified herein, any provisions of the LC Servicing Agreement, including definitions, relating to (i) representations and warranties of the Owner, (ii) Agency Transfers, Pass-Through Transfers, Whole Loan Transfers and reconstitutions, (iii) Closing Dates, and (iv) the First Remittance Date shall be disregarded. The exhibits to the LC Servicing Agreement and all references to such exhibits shall also be disregarded for purposes of this Agreement.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. The definition of "Business Day" in Article I is hereby amended to read as follows:

                  Business Day: Any day other than (a) a Saturday or Sunday or
                  (b) a day on which banking and savings and loan institutions in the States of California, New York, Maryland, Minnesota or Illinois are authorized or obligated by law or executive order to be closed.

4. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  Custodial Agreement: The custodial agreement relating to the custody of the Serviced Mortgage Loans between U.S. Bank Trust National Association, as Custodian, and the Trustee.

5. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

                  Custodian: With respect to the Serviced Mortgage Loans, U.S. Bank Trust National Association and any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

6. The definition of "Determination Date" in Article I is hereby restated in its entirety to read "The last day of the Due Period immediately preceding the Remittance Date."

7. The definition of "Fitch" in Article I is hereby amended to read "Fitch, Inc. or any successor thereto."

8. The definition of "Insurance Proceeds" in Article I is hereby amended by inserting the following parenthetical after the word "policies" in such definition:

                  (including any proceeds of the MGIC PMI Insurance Policy)

9. The following new definitions of "MGIC" and MGIC PMI Insurance Policy" are hereby added to Article I immediately to follow the definition of "Liquidation Proceeds" and to read as follows:

                  MGIC: Mortgage Guaranty Insurance Corporation and its successors and assigns.

                  MGIC PMI Insurance Policy: The primary mortgage insurance policy (Mortgage Guaranty Master Policy No.0502041171) acquired by the Seller for the Trust Fund from MGIC for those Mortgage Loans included in the Trust Fund with loan-to-value ratios determined at the date of origination to be greater than 60% (which policy provides separate certificate numbers for each Mortgage Loan covered thereby) and which Mortgage Loans shall be specifically identified to the Servicer in a separate schedule provided by the Seller and annexed hereto as Schedule II.

10. The definition of "Monthly Advance" in Article I is hereby amended by deleting the reference to "(i)" in the third line thereof and by deleting the words "and (ii) was not the subject of a previous Monthly Advance" in the fifth line thereof.

11. The definition of "Opinion of Counsel" is hereby amended by inserting the words "reasonably acceptable to the Trustee, the Master Servicer and Lehman Capital" after the word "counsel" in the first and fourth lines thereof and by deleting the words "reasonably acceptable to the Owner" in the second line thereof.

12. The definition of "PMI Policy" in Article I is hereby amended by deleting the period at the end of such definition and inserting the following words at the end of such definition:

                  and which includes the MGIC PMI Insurance Policy.

13. The definition of "Qualified Depository" in Article I is hereby amended in its entirety to read as follows:

                  "Qualified Depository: Either (i) a depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the short-term unsecured debt obligations of which are rated "A-1" or better by S&P or "Prime-1" or better by Moody's (or a comparable rating if another rating agency is specified by the Master Servicer by written notice to the Servicer) or (ii) the corporate trust department of any bank the debt obligations of which are rated at least "A-" or its equivalent by either of S&P or Moody's."

14. The definition of "Remittance Date" in Article I is hereby replaced by the following:

                  The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

15. The definition of "REO Property" in Article I is hereby amended by replacing the word "Owner" with "the Trustee on behalf of the Trust Fund".

16. The definition of "Repurchase Price" in Article I is hereby amended by replacing the word "Owner" in the fourth line thereof with "Collection Account".

17. The definition of "Servicing Fee" in Article I is hereby amended by deleting the first four lines thereof and everything in the fifth line thereof up to but excluding the words "the monthly"; by removing the words "the Owner shall pay to the Servicer" in the sixth line thereof and by deleting the words "obligation of the Owner to pay the Servicing Fee is limited to, and" in the third sentence thereof.

18. The definition of "Servicing File" in Article I is hereby replaced by the following:

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer.

19. Section 2.01 (Contract for Servicing; Possession of the Mortgage Files) is hereby amended by replacing each reference to "Owner" with "Trustee on behalf of the Trust Fund."

20. Section 2.02 (Books and Records) and Section 2.03 (Commencement of Servicing of Responsibilities) shall be disregarded for purposes of this Agreement as they reflect obligations previously performed by the Servicer or Lehman Capital.

21. Section 2.04 (Custodial Agreement) shall be superseded by the provisions of the Custodial Agreement.

                           Section 3.01 (Servicer to Service) is hereby amended
                  by (a) changing the word "Owner" to "Trust Fund" in the fifth line of the second paragraph thereof; (b) changing the word "Owner" to "Master Servicer" in the eighth line of the second paragraph thereof; (c) deleting the words "with respect to a Reconstitution Agreement" in the eleventh line of the second paragraph thereof; (d) changing the word "Owner" to "Trustee on behalf of the Trust Fund" in the nineteenth line of the second paragraph thereof; (e) changing the word "Owner" to "Master Servicer or Trustee" in the twenty-second and twenty-fourth line of the second paragraph thereof; (f) changing the word "Owner's" to "Trustee's" in the third paragraph thereof; and (g) by changing the word "Owner" to "Master Servicer" in the fourth paragraph thereof.

         and (i) by adding the following paragraph as the sixth paragraph to such Section:

                           The Servicer or any designee of the Servicer shall
                  not waive any prepayment charge or fee with respect to any Mortgage Loan which contains a prepayment charge and which prepays during the term of the penalty. If the Servicer or its designee fails to collect the prepayment charge upon any prepayment of any Mortgage Loan which contains a prepayment charge, the Servicer shall deposit into the Custodial Account an amount equal to the prepayment charge which was not collected. Notwithstanding the above, the Servicer or its designee may waive a prepayment charge without remitting the amount of the foregone prepayment charge to the Custodial Account if the prepayment is not a result of a refinancing by the Servicer or any of its affiliates and (i) the Mortgage Loan is in default or foreseeable default and the Servicer reasonably believes that such waiver would maximize recovery of total proceeds taking into account the value of such prepayment charge and the related Mortgage Loan or (ii) the collection of the prepayment charge would be in violation of applicable laws.

22. Section 3.02 (Liquidation of Mortgage Loans) is hereby amended by: (a) changing the word "Owner" to "Trust Fund" in the sixth and fourteenth lines of the first paragraph and the fourth line of the second paragraph; (b) changing the word "Owner" to "Master Servicer or Trustee" in the fourth line of the third paragraph; (c) restating the second and third sentences of the third paragraph in their entirety to read as follows:

                           "Inspections conducted upon the request of the
                  Master Servicer or Trustee shall be an expense of the Trust Fund. Upon completion of the inspection, the Servicer shall promptly provide the Master Servicer and the Trustee with a written report of the environmental inspection;" and

         (d) by replacing the word "Owner" each time it appears in the fourth paragraph thereof with "Master Servicer".

23. Section 3.03 (Collection of Mortgage Loan Payments) is hereby amended by deleting the words "Continuously from the Closing Date" in the first sentence thereof.

24. Section 3.04 (Establishment of and Deposit to Custodial Account) is hereby amended as follows:

         (a) by restating the first sentence to read "The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposits or demand accounts, titled: "[Servicer] in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2001-BC3 Trust"; and

         (b) by replacing the word "Owner" with "Trustee" each time it appears in the first paragraph thereof.

25. Section 3.05 (Permitted Withdrawals From Custodial Account) is hereby amended by restating clause (i) thereof in its entirety as follows:

                  (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

26. Section 3.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Lehman Capital, a Division of Lehman Brothers Holdings Inc., owner of Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors (provided, in the event that this Agreement is assigned to a third party, the Escrow Account(s) shall be reestablished in Trust for such Assignee)" in the fourth, fifth, sixth and seventh lines of the first sentence of the first paragraph thereof, and replacing it with the following:

                  Countrywide Home Loans, Inc. in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2001-BC3 Trust and various Mortgagors"

27. Section 3.08 (Notification of Adjustments) is hereby amended by replacing the word "Owner" or "Owner's" in the seventh, eighth and tenth lines thereof with the words "Master Servicer" and "Master Servicer's," respectively, and in the twelfth line thereof with "Trust Fund".

28. Section 3.09 (Completion and Recordation of Assignment of Mortgage) is hereby amended by replacing the word "Owner" in each place it appears with "Trustee"; and by removing the words "at the direction of the Owner" in the fifth line thereof.

29. Section 3.10 (Protection of Accounts) is hereby amended by replacing the reference to "Owner" in each place it appears in the first paragraph thereof with "Trustee", in the second paragraph thereof with "Trust Fund", and in the tenth line of the third paragraph of such section with "Trustee on behalf of the Trust Fund".

30.      Section 3.12 (Maintenance of Hazard Insurance) is hereby amended by:
         (a) replacing the word "Owner" in the fifth paragraph thereof with "Trustee or Master Servicer" and (b) adding the words "on behalf of the Trust Fund" after the words "loss payee" in the sixth paragraph thereof.

31. Section 3.13 (Maintenance of Mortgage Blanket Insurance) is hereby amended by replacing the words "any Owner" and "such Owner" in the last sentence thereof with "Trustee and Master Servicer" in each case.

32. Section 3.14 (Maintenance of Fidelity Bond and Errors and Omissions Insurance) is hereby amended by replacing the words "any Owner" and "such Owner" in the last sentence thereof with "Trustee and Master Servicer" in each case.

33. Section 3.16 (Restoration of Mortgaged Property) is hereby amended by replacing each reference to "Owner" which appears therein with "Master Servicer".

34. Section 3.17 (Maintenance of PMI Policy; Claims) is hereby amended by replacing each reference to "Owner" which appears therein with "Trustee and Master Servicer".

35. Section 3.18 (Title, Management and Disposition of REO Property) is hereby amended by: (a) replacing the word "Owner" in the first paragraph thereof in each place it appears with "Trustee"; (b) replacing the word "Owner" in the second paragraph thereof with "Trustee and the Trust Fund"; (c) replacing the word "Owner" in the third paragraph thereof and in the first line of the fifth paragraph thereof with "Master Servicer" and in the third line of such fifth paragraph with "Trustee and the Trust Fund"; and by (d) restating the second and third sentences of the fifth paragraph as follows:

                           Prior to acceptance by the Servicer of an offer to
                  sell any REO Property of which the Trust Fund is the owner for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Servicer shall notify the Master Servicer of such offering in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless it notifies the Servicer in writing within five (5) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale; provided, however, the Master Servicer shall not take any action which would prevent the Servicer from disposing of any REO Property within the time period specified under the REMIC Provision of the Code; and

         (e) by changing the word "Owner" in the sixth line of the sixth paragraph to "Master Servicer"; and (f) by changing the word "Owner" in the seventh paragraph to "Trustee".

36. Section 3.19 (Real Estate Owned Reports) is hereby amended by replacing the word "Owner" in each place it appears with "Trustee and the Master Servicer".

37. Section 3.20 (Liquidation Reports) is hereby amended by changing the first reference to "Owner" in the second line thereof to "Trust Fund" and the second reference to "Owner" in the second line thereof to "Master Servicer" and by adding the following sentences:

                  The Servicer will send the liquidation report to the Master Servicer prior to the next Remittance Date following the foreclosure sale or acquisition.

38. Section 4.01 (Remittances) is hereby amended by: (a) deleting the first paragraph thereof in its entirety and replacing it with the following paragraph:

                           On each Remittance Date the Servicer shall remit on
                  a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the Due Period (net of any charges against or withdrawals from the Custodial Account pursuant to Section 3.05, plus (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to
                  Section 4.03 minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition proceeds received after the applicable Due Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with a Prepayment Interest Shortfall Amount pursuant to Section 3.04 (viii) and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date or Dates next succeeding the Due Period for such amounts; and

                           (b) replacing each reference to "Owner" in the
                  second paragraph thereof with "Master Servicer".

39.      Section 4.02 (Statements to Owner) is hereby amended as follows:

         (a)      by restating the first paragraph thereof to read as follows:

                    Not later than the tenth calendar day of each month (or if such 10th calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish the Master Servicer a monthly statement (a "Monthly Remittance Advice") containing such information in a form mutually acceptable form to the Servicer and the Master Servicer.

         (b) by replacing the word "Owner" in paragraph (b) of such section with "Master Servicer";

         (c) by deleting the text of paragraph (c) in its entirety and replacing it with the following:

         (d) In addition, such Monthly Remittance Advice shall also include, in accordance with the Loss Mitigation Advisory Agreement, the following items with respect to the MGIC PMI Insurance Policy:

                  (a) the MI Claim Amount paid;

                  (b) the NOD Date;

                  (c) the Actual Claim Filed Date; and

                  (d) the MI Certificate Number.

40. Section 4.03 (Monthly Advances by Servicer) is hereby amended by deleting the third and fourth sentences thereof as inapplicable to this Reconstitution Agreement.

41. Section 5.01 (Servicing Compensation) is hereby amended by deleting the words "The obligations of the Owner to pay" from the last sentence in the first paragraph thereof.

42.      Section 5.02 (Transfers of Mortgaged Property) is hereby amended by
         (a) replacing the word "Owner" in the sixth and twelfth lines of the first paragraph thereof with "Trustee and the Trust Fund" and in all other cases by replacing the word "Owner" or "Owner's" with "Master Servicer" or "Master Servicer's" (b) replacing the word "Owner" in the eighth and ninth lines thereof with "owner"; and (c) replacing the words "by the Owner" in the sixteenth line of the second paragraph thereof with "by the Servicer."

43. Section 5.03 (Right to Examine Servicer Records) is hereby amended by replacing the word "Owner" with the words "Trustee and Master Servicer.

44. Section 5.04 (Servicing Tape) is hereby amended by adding the words "in the form attached hereto as Exhibit A-1 or other" after the word "file" in the second line thereof and by deleting the words "in an" in such second line thereof and by replacing the word "Owner" with "Master Servicer".

45. Section 5.05 (Satisfaction of Mortgage and Release of Mortgage Files) is hereby amended by replacing the word "Owner" in the first line of the first paragraph with "Master Servicer" and in the seventh line thereof with "Trustee"; and by replacing the word "Owner" in the second paragraph thereof with the words "Trustee and the Trust Fund".

46. Section 5.06 (Annual Statement as to Compliance) is hereby amended by changing the reference therein to "July 31, 2001" to "July 31, 2002" and by changing the reference to "Owner" each time it appears therein to "Trustee and the Master Servicer".

47. Section 5.07 (Annual Independent Public Accountants' Servicing Report) is hereby amended by changing the reference therein to "July 31, 2001" to "July 31, 2002" and by changing the reference to "Owner" each time it appears therein to "Trustee and the Master Servicer".

48. Section 6.01 (Representations, Warranties and Agreements of the Servicer) is hereby amended as follows:

         (a) by replacing the words "Owner as of the Closing Date" in the second line thereof with "Trustee on behalf of the Trust Fund and the Master Servicer as of the date of this Agreement"; and

         (b) by deleting the words "the information contained in the Mortgage Loan Schedule and" in the first sentence and the words "the Mortgage Loan Schedule nor the" in the second sentence of clause (h).

49. Section 6.02 (Remedies for Breach of Representations and Warranties of the Servicer) is hereby amended and restated in its entirety as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee and the Trust Fund. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Servicer of any Breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured within such 60 days, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 10.01.

                           In addition, the Servicer shall indemnify the
                  Trustee, the Trust Fund, the Master Servicer and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Master Servicer, the Trust Fund, and the Trustee respecting a Breach of the foregoing representations and warranties.

                           Any cause of action against the Servicer relating to
                  or arising out of the Breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such Breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement

50.      Section 6.03 (Representations and Warranties of the Owner) and Section
         6.04 (Remedies for Breach of Representations and Warranties of the Owner) shall be disregarded for purposes of this Agreement.

51. The parties hereto acknowledge that Section 7.01 (Agency Transfer; Whole Loan Transfer; Pass Through Transfer) and Section 7.02 (Owner's Repurchase and Indemnification Obligations) shall be disregarded for purposes of this Agreement.

52. Section 7.03 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

                           The Servicer shall indemnify the Master Servicer,
                  the Trustee and the Trust Fund and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer immediately shall notify the Master Servicer, and the Trustee if a claim is made by a third party with respect to this Agreement or if it assumes (with the prior written consent of the Master Servicer and the Trustee) the defense of any such claim and the Servicer shall pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against any of them in respect of such claim. The Servicer shall follow any written instructions which are reasonably accepted servicing practices within the industry received from the Master Servicer and the Trustee. The Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the two (2) preceding sentences except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

                           The Trust Fund, the Master Servicer and the Trustee,
                  severally but not jointly, shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Master Servicer or the Trustee to perform its duties in compliance with the terms of this Agreement.

53. Section 8.02 (Limitation on Liability of the Servicer and Others) is hereby amended by changing the word "Owner" in the second line thereof to "Trust Fund, the Trustee and the Master Servicer"; and by changing the word "Owner" in the twelfth line thereof to "Master Servicer" and in the last sentence thereof to "Trust Fund".

54. Section 8.03 (Limitation on Resignation and Assignment by Servicer) is hereby amended by deleting the first sentence thereof, deleting the word "Therefore," at the beginning of the second sentence, and replacing the word "Owner" with "the parties and other signatories hereto" in each instance.

55.      Section 9.01 (Termination for Cause) is hereby amended by:

                  (a) changing the word "Owner" to "Lehman Capital, the Trustee or the Master Servicer" in the first sentence and in clause (a);

                  (b) changing the word "Owner" to "Lehman Capital, the Trustee or the Master Servicer" in clause (b);

                  (c) changing the word "Owner's" in clause (c) to "the Trust
                      Fund's".

                  (d) changing the word "Owner" in the clause (i) thereof to the "Trustee and the Master Servicer".

                  (e) by changing the word "Owner" in the second line of the second paragraph of Section 9.01 to "Trustee" and in the third line of such second paragraph to "Master Servicer".

                  (f) by replacing the word "Owner" in each place it appears in the third paragraph of Section 9.01 with "Master Servicer" and adding the following sentence as the last sentence to such third paragraph: "Upon a termination of the Servicer for cause pursuant to this Section 9.01, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing to the Servicer at the time of such termination shall be paid by the Trust Fund solely at the time such amounts are received from the related Mortgage Loans.

                  (g) by replacing the words "Upon receipt" in the first
                      sentence of the third paragraph of Section 9.01 with the words "within 90 days of receipt" and by adding the following proviso at the end of such sentence:

                                    "provided, however, that the obligation of
                           the Master Servicer or any Successor Servicer to make Monthly Advances not made by the defaulting Servicer shall be effective immediately upon receipt of such notice by the Servicer.

56. Section 9.02 (Termination Without Cause) is hereby deleted and replaced with the following:

                           This Agreement shall terminate upon: (i) the later
                  of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Master Servicer and the Trustee in writing or (iii) at the sole option of the Class X Certificateholder, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Servicer shall comply with the termination procedures set forth in Section 10.01 hereof and the procedures set forth below, provided that, in the event that the Class X Certificateholder terminates this Agreement without cause in accordance with subclause (iii) above, the Class X Certificateholder (and in the event of the failure of the Class X Certificateholder, Lehman Capital) shall pay the Servicer from its own funds a termination fee equal to 0.75% of the aggregate unpaid principal balance of the Mortgage Loans as of such termination date.

                           In connection with any such termination referred to
                  in clause (ii) or (iii) above, the Trust Fund (in the case of clause (ii)) and the Class X Certificateholder (and in the event of the failure of the Class X Certificateholder, Lehman Capital) (in the case of clause (iii)) will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

                           Notwithstanding and in addition to the foregoing, in
                  the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or
                  (ii) a Mortgage Loan becomes an REO Property, the Lehman Capital may at its election terminate this Agreement (a) with respect to such Delinquent Mortgage Loan or (b) REO Property, in each case, upon 15 days' written notice to the Servicer. In the event of such election, Lehman Capital shall reimburse the Servicer for all unreimbursed out-of-pocket Servicing Advances and Monthly Advances on the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing, including, but not limited to, costs associated with the transfer of the related files to the successor Servicer.

57. Section 10.01 (Successor to the Servicer) is hereby amended as follows:

         (i) by adding the following parenthetical after the number 9.02 in the second line thereof: (excluding a termination under clause (iii) of Section 9.02 or a termination under the third paragraph of section 9.02);

         (ii) by changing the word "Owner" in the second line of the first paragraph to "Master Servicer," and by adding the words ", in accordance with the Trust Agreement," after the word "shall" in such second line;

         (iii) by adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

                           Prior to the termination of the Servicer's
                  responsibilities, rights, duties and obligations under this Agreement pursuant to clause (iii) of Section 9.02 or the third paragraph of Section 9.02, the Class X Certificateholder shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. Any successor to the Servicer shall be a Freddie Mac- or Fannie Mae-approved Servicer and be subject to the approval of the Master Servicer, the Depositor and each Rating Agency as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

         (iv) by amending the original second sentence of the first paragraph thereof by (a) changing the word "Owner" to "Depositor and the Master Servicer":

         (v) by deleting the words "by the Owner" in the first sentence of the second paragraph and by replacing the word "Owner" in the sixth line of such paragraph with "Trustee" and in the seventh line of such paragraph with "Master Servicer" and deleting the words "at the Owner's sole expense" in the seventh line of the second paragraph;

         (vi) by replacing the reference to "Owner" in the second line of the third paragraph with "Master Servicer" and in the seventh line thereof with "Trust Fund".

         (vii) by replacing the reference to "Owner" in the fifth paragraph with "Trustee and Master Servicer".

         (viii)   by inserting the following new paragraph at the end of
                  Section 10.01.

                           In the event the Servicer is terminated pursuant to
                  Section 9.02 (iii) or the third paragraph of Section 9.02, Lehman Capital shall be responsible for payment from its own funds without reimbursement of any out-of-pocket costs incurred by the Servicer and the Master Servicer in connection with the transfer of the Serviced Mortgage Loans to a successor servicer.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder as a result of termination or removal of the Servicer for cause pursuant to Section 9.01 or
                  Section 10.21, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

58.      Section 10.02 (Closing), Section 10.03 (Closing Documents) and Section
         10.04 (Appointment and Designation of Master Servicer) shall be disregarded for purposes of this Agreement.

59. Section 10.06 (Protection of Confidential Information) is hereby amended by replacing the word "Owner's" with "Trustee's".

60. Section 10.12 (Further Agreements), Section 10.11 (Intention of the Parties) are hereby amended by replacing the reference to "Owner" with "Trustee on behalf of the Trust Fund".

61. Section 10.14 (Successor and Assigns; Assignment of Agreement) is hereby amended by replacing the references to "Owner" with "Trustee and the Master Servicer".

62. New Sections 10.19 (Intended Third Party Beneficiaries) is added to this Agreement to read as follows:

                  Section 10.19     Intended Third Party Beneficiaries.

                           Notwithstanding any provision herein to the
                  contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Loss Mitigation Advisory Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                                                    Schedule I

                      Schedule of Serviced Mortgage Loans

                                                                   Schedule II

                      Schedule of Serviced Mortgage Loans
                      covered by MGIC PMI Insurance Policy

                                                                     Execution


==============================================================================


                              SERVICING AGREEMENT


                                    between


                                LEHMAN CAPITAL,
                  A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,
                                     Owner


                                      and


                         COUNTRYWIDE HOME LOANS, INC.,
                                    Servicer


                          Dated as of January 29, 2001


                    Fixed and Adjustable Rate Mortgage Loans
                               [Group FF-2001-1]


==============================================================================

                                                  TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                                      ARTICLE I

                                                     DEFINITIONS


                                                     ARTICLE II

                        OWNER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01        Contract for Servicing; Possession of Servicing Files........................................12

Section 2.02        Books and Records............................................................................13

Section 2.03        Commencement of Servicing Responsibilities...................................................13

Section 2.04        Custodial Agreement..........................................................................13

                                                     ARTICLE III

                                           SERVICING OF THE MORTGAGE LOANS

Section 3.01        Servicer to Service..........................................................................14

Section 3.02        Liquidation of Mortgage Loans................................................................15

Section 3.03        Collection of Mortgage Loan Payments.........................................................17

Section 3.04        Establishment of and Deposits to Custodial Account...........................................17

Section 3.05        Permitted Withdrawals From Custodial Account.................................................18

Section 3.06        Establishment of and Deposits to Escrow Account..............................................19

Section 3.07        Permitted Withdrawals From Escrow Account....................................................20

Section 3.08        Notification of Adjustments..................................................................21

Section 3.09        Completion and Recordation of Assignment of Mortgage.........................................21

Section 3.10        Protection of Accounts.......................................................................22

Section 3.11        Payment of Taxes, Insurance and Other Charges................................................22

Section 3.12        Maintenance of Hazard Insurance..............................................................23

Section 3.13        Maintenance of Mortgage Blanket Insurance....................................................24

Section 3.14        Maintenance of Fidelity Bond and Errors and Omissions Insurance..............................24

Section 3.15        Inspections..................................................................................25

Section 3.16        Restoration of Mortgaged Property............................................................25

Section 3.17        Maintenance of PMI Policy; Claims............................................................26

Section 3.18        Title, Management and Disposition of REO Property............................................27

Section 3.19        Real Estate Owned Reports....................................................................28

Section 3.20        Liquidation Reports..........................................................................29

Section 3.21        Reports of Foreclosures and Abandonments of Mortgaged Property...............................29

Section 3.22        PMI Obligations..............................................................................29

                                                     ARTICLE IV

                                                  PAYMENTS TO OWNER

Section 4.01        Remittances..................................................................................29

Section 4.02        Statements to Owner..........................................................................29

Section 4.03        Monthly Advances by Servicer.................................................................29

                                                      ARTICLE V

                                            GENERAL SERVICING PROCEDURES

Section 5.01        Servicing Compensation.......................................................................31

Section 5.02        Transfers of Mortgaged Property..............................................................31

Section 5.03        Right to Examine Servicer Records............................................................32

Section 5.04        Servicing Tape...............................................................................33

Section 5.05        Satisfaction of Mortgages and Release of Mortgage Files......................................33

Section 5.06        Annual Statement as to Compliance............................................................33

Section 5.07        Annual Independent Public Accountants' Servicing Report......................................34

                                                     ARTICLE VI

                                             REPRESENTATIONS, WARRANTIES
                                                   AND AGREEMENTS

Section 6.01        Representations, Warranties and Agreements of the Servicer...................................34

Section 6.02        Remedies for Breach of Representations and Warranties of the Servicer........................36

Section 6.03        Representations and Warranties of the Owner..................................................36

Section 6.04        Remedies for Breach of Representations and Warranties of the Owner...........................38

                                                     ARTICLE VII

                                     WHOLE LOAN TRANSFER; PASS-THROUGH TRANSFER

Section 7.01        Removal  of  Mortgage  Loans  from  Inclusion  Under  this  Agreement  Upon an  Agency
                      Transfer,  a  Pass-Through  Transfer  or a  Whole  Loan  Transfer  on  One  or  More
                      Reconstitution Dates.......................................................................39

Section 7.02        Owner's Repurchase and Indemnification Obligations...........................................42

Section 7.03        Indemnification; Third Party Claims..........................................................43

                                                    ARTICLE VIII

                                                    THE SERVICER

Section 8.01        Merger or Consolidation of the Servicer......................................................44

Section 8.02        Limitation on Liability of the Servicer and Others...........................................44

Section 8.03        Limitation on Resignation and Assignment by Servicer.........................................44

                                                     ARTICLE IX

                                                     TERMINATION

Section 9.01        Termination for Cause........................................................................45

Section 9.02        Termination Without Cause....................................................................47

                                                      ARTICLE X

                                              MISCELLANEOUS PROVISIONS

Section 10.01       Successor to the Servicer....................................................................48

Section 10.02       Closing......................................................................................49

Section 10.03       Closing Documents............................................................................49

Section 10.04       Appointment and Designation of Master Servicer...............................................50

Section 10.05       Costs........................................................................................50

Section 10.06       Protection of Confidential Information.......................................................51

Section 10.07       Notices......................................................................................51

Section 10.08       Severability Clause..........................................................................52

Section 10.09       No Personal Solicitation.....................................................................52

Section 10.10       Counterparts.................................................................................53

Section 10.11       Place of Delivery and Governing Law..........................................................53

Section 10.12       Further Agreements...........................................................................53

Section 10.13       Intention of the Parties.....................................................................53

Section 10.14       Successors and Assigns; Assignment of Agreement..............................................53

Section 10.15       Waivers......................................................................................53

Section 10.16       Exhibits.....................................................................................54

Section 10.17       General Interpretive Principles..............................................................54

Section 10.18       Reproduction of Documents....................................................................54

                                    EXHIBITS


EXHIBIT A         MORTGAGE LOAN SCHEDULE

EXHIBIT B         INTENTIONALLY OMITTED

EXHIBIT C         CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT D         ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT E         OFFICER'S CERTIFICATE FOR CLOSING

EXHIBIT F         CUSTODIAL AGREEMENT

EXHIBIT G         FORM OF OPINION OF COUNSEL OF THE SERVICER
EXHIBIT H         INTENTIONALLY OMITTED
EXHIBIT I         FORM OF ASSIGNMENT AND ASSUMPTION

                              SERVICING AGREEMENT

                  This is a Servicing Agreement (the "Agreement"), dated as of January 29, 2001, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., having an office at 3 World Financial Center, New York, New York 10285-1200 (the "Owner") and Countrywide Home Loans, Inc., having an office at 4500 Park Granada, Calabasas, CA 91302 (the "Servicer")

                              W I T N E S S E T H

                  WHEREAS, the Owner owns certain first lien fixed and adjustable rate mortgage loans listed on the Mortgage Loan Schedule annexed hereto as Exhibit A (the "Mortgage Loans");

                  WHEREAS, the Servicer has purchased the right to service the Mortgage Loans pursuant to that certain Loan Servicing Purchase and Sale Agreement between Owner, as Seller, and Servicer, as Buyer, dated as of the date hereof;

                  WHEREAS, the Owner and the Servicer desire to set forth the terms and conditions of the servicing responsibilities associated with the Mortgage Loans; and

                  WHEREAS, the Owner desires to sell some or all of the Mortgage Loans from time to time (a) to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program (each an "Agency Transfer"); (b) to one or more third party purchasers in one or more whole loan pools (each a "Whole Loan Transfer"); or (c) directly or indirectly, to certain trusts to be formed as part of publicly-issued or privately placed, rated or unrated, mortgage pass-through transactions (each a "Pass-Through Transfer"), in any or all cases (subject to the terms of this Agreement) retaining the Servicer to service the Mortgage Loans.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and Servicer hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  The following terms are defined as follows (except as otherwise agreed in writing by the parties):

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage servicing institutions which service mortgage loans of the similar type and quality as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

                  Agency Transfer: The sale or transfer by Owner of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as "servicer thereunder".

                  Agreement: This Servicing Agreement and all amendments hereof and supplements hereto for the servicing and administering of the Mortgage Loans.

                  Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees and prepayment premiums, charges or penalties, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. The Servicer shall retain all Ancillary Income to the extent not required to be deposited into the Custodial Account.

                  ARM Mortgage Loan: A Mortgage Loan pursuant to which the interest rate shall be adjusted from time to time in accordance with the related Mortgage Note.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

                  Best Efforts: Efforts determined to be reasonably diligent by the Owner or Servicer, as the case may be, in its sole discretion. Such efforts do not require the Owner or Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Owner or Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a federal holiday.

                  Closing Date: February 1, 2001.

                  Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.04.

                  Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan documents, which is annexed hereto as Exhibit F, as the same may be amended, modified or replaced from time to time.

                  Custodian: The Custodian under the Custodial Agreement, or its successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

                  Cut-off Date: January 31, 2001.

                  Determination Date: The fifteenth (15th) day of the calendar month of the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month of the Remittance Date.

                  Duff & Phelps: Duff & Phelps Credit Rating Co. or any successor thereto.

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, Freddie Mac senior debt obligations, and Fannie Mae senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                  (b) Federal Housing Administration debentures; provided, that any such investment shall be rated in one of the two highest ratings categories by each Rating Agency;

                  (c) Freddie Mac participation certificates which guaranty timely payment of principal and interest and senior debt obligations;

                  (d) Consolidated senior debt obligations of any Federal Home Loan Bank;

                  (e) Fannie Mae mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

                  (f) Federal funds, certificates of deposit time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated F-1 or better by Fitch, A-1 or better by Standard & Poor's and P-1 by Moody's;

                  (g) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's and BBB by each of Standard & Poor's and Fitch) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

                  (h)      Investment agreements provided:

                           (i) The agreement is with a bank or insurance company which has unsecured, uninsured and unguaranteed senior debt obligations rated Aa2 or better by Moody's and AA or better by each of Standard & Poor's and Fitch, or is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed senior debt obligation meeting such rating requirements;

                     (ii) Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date);

                     (iii) The agreement is not subordinated to any other obligations of such insurance company or bank;

                     (iv) The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement; and

                     (v) The Owner receives an opinion of counsel (at the expense of the party requesting the investment) that such agreement is an enforceable obligation of such insurance company or bank.

                  (i) Repurchase agreements collateralized by securities described in (a), (c), or (e) above with any registered broker/dealer subject to the Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated P-1 or Aa2, respectively, or better by Moody's, A-1 or AA, respectively, or better by Standard & Poor's and A-1 or AA, respectively, or better by Fitch, provided:

                           (i) A master repurchase agreement or specific written repurchase agreement governs the transaction;

                           (ii) The securities are held free and clear of any lien by the Owner or an independent third party acting solely as agent for the Owner, and such third party is (a) a Federal Reserve Bank or
         (b) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million, and the Owner shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Owner;

                           (iii) A perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 CFR
         306.1 et seq. or 31 CFR 350.0 et seq., in such securities is created for the benefit of the Owner;

                           (iv) The repurchase agreement has a term of thirty days or less and the Owner will value the collateral securities no less frequently than monthly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation; and

                           (v) The fair market value of the collateral securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 106%;

                  (j) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of each Rating Agency;

                  (k) Investments in no load money market funds registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act and rated Aaa by Moody's, AAAm or AAAm-G by Standard & Poor's and AAA, if rated by Fitch; and

                  (l) such other investments bearing interest or sold at a discount approved in writing by the Owner in its sole discretion provided that no instrument described above shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  Notwithstanding anything herein to the contrary, with respect to Mortgage Loans subject to a Whole Loan Transfer or a Pass-Through Transfer, in the event that the applicable Reconstitution Agreement has a more limiting definition of "Eligible Investments", then the definition contained in such Reconstitution Agreement shall apply to such Mortgage Loans.

                  Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 3.14.

                  Escrow Account: The separate account or accounts operated and maintained pursuant to Section 3.05.

                  Escrow Mortgage Loans: The Mortgage Loans for which the Servicer is to establish an Escrow Account for items constituting Escrow Payments.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage blanket insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

                  Event of Default:  Any event set forth in Section 9.01.

                  Fannie Mae: Fannie Mae, or any successor thereto.

                  Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to the Section 3.14.

                  First Remittance Date: With respect to each Mortgage Loan, the 18th day of the month following the month in which the Closing Date occurs, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

                  Fitch:   Fitch IBCA, Inc. or any successor thereto.

                  Freddie Mac: Freddie Mac, or any successor thereto.

                  Index: With respect to each ARM Mortgage Loan and with respect to each related interest rate adjustment date, the index as specified in the related Mortgage Note.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  LBB:  Lehman Brothers Bank, FSB

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

                  "Monthly Advance" means with respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan, and that (i) was delinquent at the close of business on the first day of the month in which such Remittance Date occurs and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Owner setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Servicer which may support such determinations.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Monthly Remittance Advice: The monthly report required to be furnished by Servicer to Owner pursuant to Section 4.02.

                  Moody's: Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgage Blanket Insurance Policy: A mortgage blanket hazard insurance policy as described in Section 3.13.

                  Mortgage File: The items pertaining to a particular Mortgage Loan held by the Custodian, and any additional documents required to be delivered to the Custodian pursuant to this Agreement.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note. With respect to ARM Mortgage Loans, the Mortgage Interest Rate shall be adjusted from time to time in accordance with the provisions of the Mortgage Note.

                  Mortgage Loan: An individual servicing retained Mortgage Loan which is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

                  Mortgage Loan Schedule: The schedule of Mortgage Loans that are subject to this Agreement setting forth information with respect to such Mortgage Loans, which schedule is annexed hereto as Exhibit A.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Non-Escrow Mortgage Loan: Any Mortgage Loan which is not an Escrow Mortgage Loan.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Owner or Servicer, as applicable, and delivered as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Originator: The originator of the related Mortgage Loan.

                  Owner: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or its successors in interest and assigns.

                  Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to (i) a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, or (ii) to Fannie Mae, Freddie Mac or GNMA on a negotiated basis, in each case, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

                  Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

                  Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by Standard & Poor's.

                  Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

                  Rating Agency: Any of Fitch, Moody's, Standard & Poor's, Duff & Phelps or their respective successors designated by the Owner.

                  Reconstitution Agreements: The agreement or agreements entered into by the Owner, the Servicer, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer as set forth in Section 7.01, including, but not limited to, (i) a Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and (iii) a pooling and servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans and shall provide for servicing compensation to the Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date), net of any guarantee fees due Fannie Mae or Freddie Mac, if applicable, at least equal to the Servicing Fee and Ancillary Income due the Servicer in accordance with this Agreement or the servicing fee required pursuant to the Reconstitution Agreement, whichever is greater. The form of relevant Reconstitution Agreement to be entered into by the Owner and/or master servicer or trustee and the Servicer with respect to Pass-Through Transfers and/or Whole Loan Transfers shall be reasonably satisfactory in form and substance to the Owner and the Servicer (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement and shall not contain any obligations materially more onerous than those contained herein that materially increase the expense or obligations of the Servicer, unless otherwise mutually agreed by the parties.

                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer pursuant to Section 7.01 hereof. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Documents: The document or documents creating and governing the administration of a EMIC.

                  REMIC Eligible Mortgage Loan: A Mortgage Loan held by a REMIC which satisfies and/or complies with all applicable REMIC Provisions.

                  REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 86OG of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

                  Remittance Date: The remittance date shall be the 18th day of each calendar month (or if such 18th day is not a Business Day, the first Business Day immediately preceding).

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.18.

                  REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 3.18.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate, in each case from the date on which interest has last been paid and distributed to the Owner to the date of repurchase, less amounts received, if any, plus amounts advanced, if any, by any servicer, in respect of such repurchased Mortgage Loan.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  Servicer: Countrywide Home Loans, Inc., or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration, inspection and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures,
(c) the management and liquidation of any REO Property, and (d) compliance with the obligations under Section 3.01, 3.02, 3.03, 3.04, 3.07, 3.12, 3.13, 3.16 and 3.18.

                  Servicing Fee: With respect to each Mortgage Loan that has not been removed from this Agreement as part of an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer and with respect to each Mortgage Loan that has been removed from this agreement as part of an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer and subsequently repurchased by the Owner pursuant to Section 7.02 hereof and again becoming subject to this Agreement, the monthly amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 3.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 3.05.

                  Servicing Fee Rate: With respect to all Mortgage Loans, a rate equal to 0.50% per annum.

                  Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Owner by the Servicer.

                  Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

                  Standard & Poor's: Standard and Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. or any successor thereto.

                  Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Whole Loan Transfer: The sale or transfer of some or all of the Mortgage Loans to a third party purchaser in a whole loan transaction pursuant to a seller's warranties and servicing agreement or a participation and servicing agreement, retaining the Servicer as "servicer" thereunder.

                                   ARTICLE II

      OWNER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

                  Section 2.01 Contract for Servicing; Possession of Servicing Files.

                  The Owner does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. The Owner shall use its Best Efforts to cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule and the Servicer shall hold the Servicing Files actually delivered to the Servicer in trust for the Owner pursuant to this Agreement. Each Servicing File shall be held by the Servicer in order to service the Mortgage Loans pursuant to this Agreement and are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Owner for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Servicer at the will of the Owner in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Owner. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

                  Section 2.02      Books and Records.

                  Record title to each Mortgage and the related Mortgage Note shall remain in the name of (i) the Owner, (ii) the Servicer or (iii) in the name as the Owner shall designate. The Owner or its designee shall prepare and record any Assignments of Mortgage required pursuant to this Section 2.02. Lehman Capital shall pay all necessary fees associated with the initial preparation, endorsement, and recording of the Assignments of Mortgage. The Owner shall pay for any fee associated with the preparation, endorsement, or recording of any subsequent Assignments of Mortgage. Additionally, the Owner or its designee shall prepare and execute, at the expense of Lehman Capital, any note endorsements in connection with any and all Reconstitution Agreements. All rights arising out of the Mortgage Loans shall be vested in the Owner. All funds, other than Servicing Fees and other amounts owed to the Servicer, received on or in connection with a Mortgage Loan shall be received and held by the Servicer in trust for the benefit of the Owner as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

                  Section 2.03      Commencement of Servicing Responsibilities.

                  Effective as of the Closing Date, the Owner hereby appoints the Servicer to perform, and the Servicer hereby assumes and accepts such appointment for, all servicing responsibilities for the related Mortgage Loans on the Mortgage Loan Schedule.

                  Section 2.04      Custodial Agreement.

                  Lehman Capital shall be responsible for, as and when due, (i) any and all initial document review fees, (ii) initial and final certification fees and recertification fees, and (iii) any costs associated with correcting any deficiencies identified in connection with such review(s). The Servicer shall be responsible for, as and when due, (x) any and all annual and warehousing fees of the Custodian, (y) any and all termination fees in the event the Custodian is terminated by the Servicer, and (z) any and all fees due in connection with the deposit or retrieval of a Mortgage Loan document or documents.

                  The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks of their execution and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its submission for recordation. In the event the Servicer cannot provide a copy of such document certified by the public recording office within such 180 day period, an Officer's Certificate of the Servicer which shall (A) identify the recorded document, (B) state that the recorded document has not been delivered to the Owner due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, if known, and (D) specify the date the applicable recorded document is expected to be delivered to the Owner, and upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Owner. In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an Officer's Certificate of the Servicer to be a true and complete copy of the original to the Owner.

                                  ARTICLE III

                        SERVICING OF THE MORTGAGE LOANS

                  Section 3.01      Servicer to Service.

                  From and after the Closing Date, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans pursuant to this Agreement and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                  Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that the Servicer shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and the Servicer has obtained the prior written consent of the Owner) the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. With respect to a Reconstitution Agreement, in the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 3.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Promptly after execution thereof, the Servicer shall forward to the Owner copies of documents evidencing any assumption, modification, consolidation or extension of any Mortgage Loan approved by the Servicer.

                  In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer.

                  Absent written consultation and approval by the Owner, as specified in this Section 3.01, the Servicer may take actions relative to the servicing and administration of the Mortgage Loans that are consistent with Accepted Servicing Practices.

                  In addition to the provision set forth in this Section 3.01, if a REMIC election is made with respect to the arrangement under which any of the Mortgage Loans or REO Properties are held, then, with respect to such Mortgage Loans and/or REO Properties, and notwithstanding the terms of this Agreement, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax. Without limitation of the foregoing, if a REMIC election is made with respect to the arrangement under which any of the Mortgage Loans or REO Properties are held, then, the Servicer shall not make any modification, waiver or amendment of any term of any Mortgage Loan that would cause the REMIC or trust fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

                  Section 3.02      Liquidation of Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall deem to be in the best interest of Owner, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 3.01 and remains delinquent for a period of 65 days or any other default continues for a period of 65 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.05) or through Insurance Proceeds (respecting which it shall have similar priority).

                  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Owner, consistent with any related PMI Policy. With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 3.01, may modify such forbearance plan; including extending the Mortgage Loan repayment date for a period of one year. In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct to their own affairs, including, without limitation, advancing funds for the payment of taxes and insurance premiums. During this period and in the administration of such defaulted Mortgage Loans, the Servicer shall be responsible for making all customary Servicing Advances.

                  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector, the Servicer shall cause such inspection to occur. Inspections conducted upon the Owner's request shall be at the Owner's expense. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

                  After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 3.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 3.05 hereof.

                  Section 3.03      Collection of Mortgage Loan Payments.

                  Continuously from the Closing Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and with respect to Escrow Mortgage Loans only, shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 3.04      Establishment of and Deposits to Custodial
                                    Account.

                  The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "[SERVICER] in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors" (provided, in the event that this Agreement is assigned to a third party, the Custodial Account(s) shall be reestablished in trust for such Assignee). The Custodial Account shall be established with a Qualified Depository acceptable to the Owner. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with
Section 3.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit C hereto. A copy of such letter agreement shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

                  The Servicer shall deposit in the Custodial Account within 48 hours of receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date:

                           (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

                           (ii) any amounts received from the Originator in connection with the repurchase of any Mortgage Loan;

                           (iii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                           (iv) all Liquidation Proceeds;

                           (v) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.12 (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.17), Section 3.13 and Section 3.17;

                           (vi) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

                           (vii) any amount required to be deposited in the Custodial Account pursuant to Sections 3.01, 3.10, 4.03, 5.01 or 5.02;

                           (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

                           (ix) any amounts required to be deposited by the Servicer pursuant to Section 3.13 in connection with the deductible clause in any blanket hazard insurance policy; and

                           (x) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds.

                  The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees which are payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.05. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage blanket insurance, etc. shall accrue to the Servicer.

                  Section 3.05      Permitted Withdrawals From Custodial
                                    Account.

                  The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                           (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

                           (ii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 4.03, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

                           (iii) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan (a) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan and (b) if, after the liquidation of such Mortgage Loan, such payments are insufficient to satisfy such unreimbursed Servicing Advances then the Servicer may seek reimbursement from other amounts in the Custodial Account, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

                           (iv) to pay itself interest on funds deposited in the Custodial Account and to pay itself the Servicing Fee pursuant to
         Section 5.01 hereof;

                           (v) to clear and terminate the Custodial Account upon the termination of this Agreement;

                           (vi) to transfer funds to another Qualified
         Depository in accordance with Section 3.10 hereof;

                           (vii) to pay any amount required to be paid pursuant to Section 3.18 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

                           (viii) to invest funds in certain Eligible
         Investments in accordance with Section 3.10 hereof; and

                           (ix) to withdraw funds deposited in error.

                           In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 4.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 3.05.

                  Section 3.06      Establishment of and Deposits to Escrow
                                    Account.

                  The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Countrywide Home Loans, Inc. in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors" (provided, in the event that this Agreement is assigned to a third party, the Escrow Account(s) shall be reestablished in trust for such Assignee). The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit D hereto. A copy of such letter agreement shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

                  The Servicer shall deposit in the Escrow Account or Accounts within 48 hours of receipt, and retain therein:

                           (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                           (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

                  The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.07. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 3.07      Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                           (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                           (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                           (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                           (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                           (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in
         Section 3.17;

                           (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                           (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

                           (viii) to withdraw funds deposited in error.

                  Section 3.08      Notification of Adjustments.

                  With respect to each ARM Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner, at the Owner's expense, such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

                  Section 3.09 Completion and Recordation of Assignment of Mortgage.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Lehman Capital's expense at the direction of the Owner. The Owner or its designee shall cause the endorsements on the Mortgage Note, the Assignment of Mortgage, and the assignment of security agreement to be completed. Notwithstanding the transfer of rights pursuant to any Assignments of Mortgage, Lehman Capital shall remain liable for the expenses associated with the preparation, endorsement and recordation with respect to the first set of Assignments of Mortgages prepared and recorded after the Closing Date.

                  Section 3.10      Protection of Accounts.

                  The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Owner, which consent shall not be withheld unreasonably, provided, however, if the Owner does not respond within 30 days after receipt of request for consent, the Owner shall have been deemed to consent to such transfer.

                  The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

                  Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository that maintains the Custodial Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized.

                  Section 3.11      Payment of Taxes, Insurance and Other
                                    Charges.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills, shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments. With regard to Non-Escrow Mortgage Loans, the Servicer shall determine consistent with Accepted Servicing Practices that any such payments are made by the Mortgagor at the time they first became due and shall insure that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgage is not left uninsured and shall make advances from its own funds to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the imposition of a tax lien.

                  Section 3.12      Maintenance of Hazard Insurance.

                  The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated B:III or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

                  If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated B:III or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

                  If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                  The Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

                  In the event that any Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall, in accordance with Accepted Servicing Practices, provide notice of such to the Mortgagor.

                  All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

                  The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated B:III or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

                  Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 3.17) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05.

                  Section 3.13      Maintenance of Mortgage Blanket Insurance.

                  The Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans. To the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.12 and otherwise complies with all other requirements of Section 3.12, it shall conclusively be deemed to have satisfied its obligations as set forth in
Section 3.12. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account or Escrow Account subject to withdrawal pursuant to Sections 3.05 or 3.16. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.12, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer's funds, without reimbursement therefor. Upon request of any Owner, the Servicer shall cause to be delivered to such Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Owner.

                  Section 3.14 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.14 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides and by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of any Owner, the Servicer shall cause to be delivered to such Owner a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

                  Section 3.15      Inspections.

                  The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 90 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep an electronic report of each such inspection.

                  Section 3.16      Restoration of Mortgaged Property.

                  The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims greater than $5000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                           (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                           (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                           (iii) the Servicer shall verify that the Mortgage Loan is not 60 or more days delinquent; and

                           (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  With respect to claims of $5000 or less, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                           (i) the related Mortgagor shall provide an affidavit verifying the completion of repairs and issuance of any required approvals with respect thereto;

                           (ii) the Servicer shall verify the total amount of the claim with the applicable insurance company; and

                           (iii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

                  Section 3.17      Maintenance of PMI Policy; Claims.

                  With respect to each Mortgage Loan that is covered by a PMI Policy, identified on the Mortgage Loan Schedule (or otherwise identified in writing to the Servicer), that is in effect as of the date of this Agreement and which Mortgage Loan has an LTV in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Owner and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 5.02, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

                  In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.04, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.05.

                  Section 3.18      Title, Management and Disposition of REO
                                    Property.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer, or in the event the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

                  The Servicer shall use its Best Efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one and a half years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.

                  The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (a) 100% of the maximum insurable value of the improvements which are a part of such property, or (b) unpaid principal balance of the related Mortgage Loan at the time it becomes an REO Property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  Subject to the approval of the Owner as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Prior to acceptance by the Servicer of an offer to sell any REO Property of which Lehman Capital is the Owner for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Servicer shall notify Lehman Capital of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). Lehman Capital shall be deemed to have approved the sale of any REO Property unless Lehman Capital notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances made in accordance with Section 4.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owner.

                  The Servicer shall advance funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.12 and the fees of any managing agent of the Servicer, or the Servicer itself, which advances shall be deemed "Servicing Advances" for the purposes hereunder. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Servicer shall make monthly distributions on each Remittance Date to the Owners of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.18 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

                  Notwithstanding the foregoing, at any time and from time to time, the Owner may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 9.02.

                  Section 3.19      Real Estate Owned Reports.

                  Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Owner upon request an electronic statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Owner shall reasonably request.

                  Section 3.20      Liquidation Reports.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

                  Section 3.21 Reports of Foreclosures and Abandonments of Mortgaged Property.

                  Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

                  Section 3.22      PMI Obligations.

                  The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. If the Mortgagor fails to pay any PMI Policy premium, the Servicer shall be obligated to make such premium payments.

                                   ARTICLE IV

                               PAYMENTS TO OWNER

                  Section 4.01      Remittances.

                  On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

                  With respect to any remittance received by the Owner after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

                  Section 4.02      Statements to Owner.

                  (a) Not later than the tenth calendar day of each month, the Servicer shall furnish to the Owner a monthly statement (a "Monthly Remittance Advice") containing such information in the form required by the Owner, or its designee, in hard copy or electronic medium mutually acceptable to the parties as to the accompanying remittance and the period ending on the preceding Determination Date.

                  (b) In addition, such Monthly Remittance Advice shall track, on a monthly basis, the Mortgage Interest Rate and the delinquency status of the Mortgage Loans. A cumulative delinquency report shall be provided to the Owner upon the Owner's request.

                  (c) Not more than 60 days after the end of each calendar year, commencing December 31, 2001, the Servicer shall furnish to each Person who was an Owner of the Mortgage Loans at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

                  Beginning with calendar year 2001, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the tax year 2001 and subsequent tax years required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time.

                  Section 4.03      Monthly Advances by Servicer.

                  On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to
Section 3.01. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Servicer delivered to the Owner. With respect to any Mortgage Loan that has not at any time been subject to a Reconstitution Agreement and is owned by Lehman Capital as of the date of liquidation thereof, Lehman Capital shall reimburse the Servicer for any Monthly Advances that remain unreimbursed to the Servicer after giving effect to the final liquidation of such Mortgage Loan and any permissible reimbursement to the Servicer under Section 3.05. Any such reimbursement shall be made by Lehman Capital to the Servicer within thirty
(30) days of Lehman Capital's receipt of a detailed invoice therefor. In no event shall the Servicer be entitled to withdrawe any such reimbursement from funds in the Custodial Account.

                                   ARTICLE V

                          GENERAL SERVICING PROCEDURES

                  Section 5.01      Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the related interest payment. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such payments collected by the Servicer.

                  Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be entitled to retain late charges whether or not deposited to the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

                  Section 5.02      Transfers of Mortgaged Property.

                  The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note; provided that, if in the Servicer's prudent business judgment, it determines that an assumption of the Mortgage Loan is in the best interests of the Owner, it shall deliver notice of such determination to the Owner and may permit such assumption if approved by the Owner. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or the Owner's consent otherwise in accordance with the preceding sentence, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not be required to take such action if the Servicer, in its prudent business judgment, believes it is not in the best interests of the Owner and shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

                  If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or if the Owner approves such assumption pursuant to the preceding paragraph, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the Owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the Owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note; provided that no such substitutions should be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Owner that any such assumption or substitution agreement has been contemplated by forwarding to the Owner the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Owner to the related Mortgage File and which shall, for all purposes, be considered part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the Mortgage Interest Rate, the stated maturity or the outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any assumption fee collected by the Servicer for entering into an assumption agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                  Section 5.03      Right to Examine Servicer Records.

                  The Owner shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                  Section 5.04      Servicing Tape.

                  Not later than the tenth calendar day of each month, the Servicer shall deliver or cause to be delivered to the Owner and the Owner's designee, a file in an electronic reporting format as shall be mutually agreed on by the Owner and Servicer, containing servicing information, including without limitation, those fields specified by the Owner from time to time and reasonably available to the Servicer, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced hereunder.

                  Section 5.05 Satisfaction of Mortgages and Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 4.02, and may request the release of any Mortgage Loan documents. Upon receipt of such request, the Custodian shall, within five (5) Business Days, release the related Mortgage File to the Servicer; provided, that the Servicer shall use its best efforts to obtain the release of the related Mortgage File from the Custodian. Pursuant to the Assignment and Assumption Agreement to be executed by the parties in accordance with Section 10.03, the Owner shall assign to the Servicer all rights against the Custodian that the Owner may have (in its capacity as servicer) arising out of a breach by the Custodian of its obligations under the Custodial Agreement with respect to the Mortgage Loans.

                  If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Owner. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 3.14 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Section 5.06      Annual Statement as to Compliance.

                  On or before July 31st of each year, beginning with July 31, 2001, the Servicer, at its own expense, will deliver to Lehman Capital and the Owner a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                  Section 5.07 Annual Independent Public Accountants' Servicing Report.

                  On or before July 31 of each year, beginning with July 31, 2001, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to Lehman Capital and the Owner (i) year-end audited financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

                                   ARTICLE VI

                          REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

                  Section 6.01 Representations, Warranties and Agreements of the Servicer.

                  The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Owner as of the Closing Date:

                  (a) Due Organization and Authority. The Servicer is a New York corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Servicer is solvent;

                  (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (g) Ability to Service. The Servicer is an approved servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for both Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with both Fannie Mae and Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac;

                  (h) Accuracy of Statements. The information contained in the Mortgage Loan Schedule and all information provided regarding delinquencies in the Mortgage Loans are true and correct in all material respects. Neither the Mortgage Loan Schedule nor the mortgage file nor any other document furnished by the Servicer in connection with this transaction contains any untrue statement of fact by the Servicer of its affiliates, or omits to state a fact, necessary to make the statements of the Servicer or its affiliates contained therein not materially misleading;

                  (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Owner.

                  Section 6.02 Remedies for Breach of Representations and Warranties of the Servicer.

                  It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Owner. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Servicer of any Breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Servicer shall, at the Owner's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer, subject to the approval of the Owner, which approval shall be in the Owner's sole discretion. Such assignment shall be made in accordance with
Section 10.01.

                  In addition, the Servicer shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Servicer representations and warranties contained in this Agreement.

                  Any cause of action against the Servicer relating to or arising out of the Breach of any representations and warranties made in Section
6.01 shall accrue upon (i) discovery of such Breach by the Servicer or notice thereof by the Owner to the Servicer, (ii) failure by the Servicer to cure such Breach within the applicable cure period, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

                  Section 6.03      Representations and Warranties of the Owner.

                  The Owner, as a condition to the consummation of the transactions contemplated hereby, makes the following representations and warranties to the Servicer as of the Closing Date:

                  (a) Due Organization and Authority. The Owner is a Delaware corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted; the Owner has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Owner; and all requisite corporate action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Owner;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the conveyance of the servicing responsibilities to the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a Breach of any of the terms, conditions or provisions of the Owner's charter or by-laws or any legal restriction or any agreement or instrument to which the Owner is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Owner or its property is subject, or impair the value of the servicing contract consummated hereby;

                  (d) Ability to Perform. The Owner does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Owner which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Owner, or in any material impairment of the right or ability of the Owner to carry on its business substantially as now conducted, or in any material liability on the part of the Owner, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Owner contemplated herein, or which would be likely to impair materially the ability of the Owner to perform under the terms of this Agreement;

                  (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Owner of or compliance by the Owner with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (g) Ownership. The Owner is the sole owner and holder of the Mortgage Loans. The servicing responsibilities contracted for as of the Closing Date have not been assigned or pledged, and the Owner has good and marketable interest therein, has full right to transfer the servicing responsibilities to the Servicer free and clear of any encumbrance, equity, interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest of, or agreement with, any other party (other than any notice required by law, regulation or otherwise, to be delivered to the Mortgagors) to assign the servicing responsibilities pursuant to this Agreement; and

                  (h) No Commissions to Third Parties. The Owner has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Servicer.

                  Section 6.04 Remedies for Breach of Representations and Warranties of the Owner.

                  It is understood and agreed that the representations and warranties set forth in Section 6.03 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Dates and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Servicer. Upon discovery by either the Servicer or the Owner of a Breach of any of the foregoing representations and warranties which materially and adversely affects the value of the servicing contract established herein or the interest of the Servicer, the party discovering such Breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Owner of any Breach of a representation or warranty set forth in
Section 6.03 which materially and adversely affects the value of the servicing contract, the Owner shall use its Best Efforts promptly to cure such Breach in all material respects.

                  The Owner shall indemnify the Servicer and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses, including, without limitation, any reasonable legal fees and related expenses incurred by the Owner in connection with enforcing this indemnity, resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Owner representations and warranties contained in this Agreement. It is understood and agreed that the obligation of the Owner to indemnify the Servicer pursuant to this Section 6.04 constitutes the sole remedy of the Servicer respecting a Breach of the foregoing representation and warranties.

                  Any cause of action against the Owner relating to or arising out of the Breach of any representations and warranties made in Section 6.03 shall accrue upon (i) discovery of such Breach by the Owner or notice thereof by the Servicer to the Owner, (ii) failure by the Owner to cure such Breach within the applicable cure period, and (iii) demand upon the Owner by the Servicer for compliance with this Agreement.

                                  ARTICLE VII

          AGENCY TRANSFER; WHOLE LOAN TRANSFER; PASS-THROUGH TRANSFER

                  Section 7.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer; a Pass-Through Transfer or a Whole Loan Transfer on One or More Reconstitution Dates.

                  (a) The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, from time to time the Owner shall:

                  1.  effect an Agency Transfer, and/or

                  2.    effect a Whole Loan Transfer, and/or

                  3.    effect a Pass-Through Transfer,

                  in each case retaining the Servicer as the servicer thereof, or as applicable the "seller/servicer". On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement.

                  (b) With respect to each Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Owner, the Servicer agrees to cooperate fully with the Owner, the Owner's designee, any prospective purchaser, or any rating agency with respect to all reasonable requests and due diligence procedures and to use its Best Efforts to facilitate such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, as the case may be.

                  (c) The Servicer acknowledges that with respect to some or all of the Mortgage Loans, the Owner intends to effect one or more Agency Transfers, Whole Loan Transfers and/or one or more Pass-Through Transfers. With respect to each Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Owner, the Servicer agrees:

                           (i) to negotiate and to execute all agreements executed in connection with such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer that govern the servicing and administration of the Mortgage Loans (and any agreements and other documents incidental thereto) as the Owner shall reasonably request, provided that, in the case of a Whole Loan Transfer or Pass-Through Transfer, the servicing provisions contained therein shall be substantially similar to those contained in this Agreement and shall not contain any obligations materially more onerous than those contained herein that increase the expenses or obligations of the Servicer, unless otherwise mutually agreed by the parties (provided, that each of the Servicer and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided herein), which governing documents, in the case of a Pass-Through Transfer, shall contain provisions customarily included in publicly issued or privately placed rated secondary mortgage market transactions, and which may include the Guarantor Requirements referred to in Exhibit C to that certain Commitment Letter, dated as of January 8, 2001, between the Servicer and the Owner (or an affiliate of the Owner); in the case of any Agency Transfer, the Reconstitution Agreements shall be those customarily employed by Fannie Mae or Freddie Mac for transactions of such nature;

                           (ii) to cooperate fully with the Owner, Fannie Mae, Freddie Mac and any prospective purchaser, at the Owner's expense, with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, Fannie Mae, Freddie Mac, bond insurers, loss mitigation advisors and such other parties as the Owner shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information contained in the Mortgage Loan Schedule including any diskette or other related data tapes provided as reasonably requested by such purchasers;

                           (iii) to negotiate and execute one or more master servicing agreements between the Servicer and any third party servicer which is servicing loans on behalf of the Owner providing for such third party servicer to master service such Mortgage Loans on behalf of the Owner;

                           (iv) to negotiate and execute one or more subservicing agreements between the Servicer and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Owner or an affiliate of the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans for resale or securitization;

                           (iv) to negotiate and execute one or more loss mitigation advisory agreements between the Servicer and any loss mitigation advisor designated by the Owner in its sole discretion containing provisions comparable to those referred to in Exhibit C to that certain Commitment Letter, dated as of January 8, 2001, between the Servicer and the Owner (or an affiliate of the Owner);

                           (v) in connection with a Pass-Through Transfer, a Whole Loan Transfer, or any securitization of any Mortgage Loans, to negotiate and execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Owner's direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and payment of compensating interest with respect to prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing representations and warranties which in form and substance conform to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans, and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Owner and one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed;

                           (vi) to deliver to the Owner and to any Person designated by the Owner (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Servicer, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Owner, (b) any similar non-public, unaudited financial information (which the Owner may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Owner and which the Servicer is capable of providing without unreasonable effort or expense, and to indemnify the Owner and its affiliates for material misstatements contained in such information, and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer pursuant to clause
         (a) above as shall be reasonably requested by the Owner;

                           (vii) to deliver to the Owner, and to any Person designated by the Owner, such legal documents and opinions of counsel (which may be in-house opinions of counsel) in a form reasonably acceptable to the Owner as are customarily delivered and reasonably determined by the Owner to be necessary in connection with Agency Transfers, Whole Loan Transfers or Pass-Through Transfers, as the case may be, it being understood that the cost of any opinions of outside special counsel that may be required for a Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Owner;

                           (viii) to provide, on an ongoing basis from information obtained through its servicing of the Mortgage Loans, any information necessary to enable the "tax matters person" for any REMIC in a Pass-Through Transfer, including any master servicer or trustee acting in such capacity, to perform its obligations in accordance with applicable law and customary secondary mortgage market standards for securitized transactions; and

                           (ix) to maintain any applicable custodial account and escrow account in accordance with the requirements of the Rating Agencies for a securitized transaction, which requirements may include maintaining such custodial account and escrow account with a depository institution the long-term unsecured debt rating of which is rated "AA/Aa" or higher by the Rating Agencies.

                  (d) The Servicer shall provide to the Owner or issuer, as the case may be, and any other participants in such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, any and all information with respect to itself, its servicing portfolio or the Mortgage Loans and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall request upon reasonable demand.

                  (e) In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to a Reconstitution Date the Owner or its designee shall prepare an Assignment of Mortgage in blank from the Owner, acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of an Agency Transfer, a Whole Loan Transfer or Pass-Through Transfer and shall pay all preparation and recording costs associated therewith. The Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction and expense of the Owner, any note endorsements in connection with any and all Reconstitution Agreements; provided that Lehman Capital shall be responsible for the expenses with respect to the initial endorsements.

                  (f) All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, a Pass-Through Transfer or Whole Loan Transfer and any and all Mortgage Loans repurchased by the Owner pursuant to Section 7.02 below with respect to an Agency Transfer, a Pass-Through Transfer or Whole Loan Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  Section 7.02      Owner's Repurchase and Indemnification
                                    Obligations.

                  Upon receipt by the Servicer of notice from the trustee of a Breach of any Owner representation or warranty contained in any Reconstitution Agreement or a request by the trustee for the repurchase of any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer, or to a trustee pursuant to a Pass-Through Transfer or to a third party purchaser pursuant to a Whole Loan Transfer, the Servicer shall promptly notify the Owner of same and shall, at the direction of the Owner, use its Best Efforts to cure and correct any such Breach and to satisfy the requests or concerns of Fannie Mae, Freddie Mac, the trustee or the third party purchaser related to such deficiencies of the related Mortgage Loans transferred to Fannie Mae, Freddie Mac, the trustee or other such third party purchaser.

                  The Owner shall repurchase from the Servicer any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer, or transferred to a trustee pursuant to a Pass-Through Transfer or to a third party purchaser pursuant to a Whole Loan Transfer with respect to which the Servicer has been required by Fannie Mae, Freddie Mac, the trustee or such third party purchaser to repurchase due to a breach of a representation, warranty or covenant made by the Owner in this Agreement or in any Reconstitution Agreement with respect to the Mortgage Loans; provided, however, that such obligation to repurchase is not due to a breach of the Servicer's obligations under the Reconstitution Agreement or pursuant to this Agreement. The repurchase price to be paid by the Owner to the Servicer shall equal that repurchase price paid by the Servicer to Fannie Mae, Freddie Mac, the trustee or the third party purchaser plus all reasonable costs and expenses borne by the Servicer in connection with the cure of said Breach of a representation or warranty made by the Owner and in connection with the repurchase of such Mortgage Loan from Fannie Mae, Freddie Mac, the trustee or the third party purchaser, including, but not limited to, reasonable and necessary attorneys' fees.

                  At the time of repurchase, the Custodian and the Servicer shall arrange for the reassignment of the repurchased Mortgage Loan to the Owner according to the Owner's instructions and the delivery to the Custodian of any documents held by Fannie Mae, Freddie Mac, the trustee or other relevant third party purchaser with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement. In the event of a repurchase, the Servicer shall, simultaneously with such reassignment, give written notice to the Owner that such repurchase has taken place, and amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. In connection with any such addition, the Servicer and the Owner shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such repurchase.

                  Section 7.03      Indemnification; Third Party Claims.

                  The Servicer shall indemnify the Owner and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01. The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement or any Reconstitution Agreement.

                  The Owner shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Owner to perform its duties in compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01.

                                  ARTICLE VIII

                                  THE SERVICER

                  Section 8.01      Merger or Consolidation of the Servicer.

                  The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved servicer in good standing.

                  Section 8.02      Limitation on Liability of the Servicer and
                                    Others.

                  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

                  Section 8.03 Limitation on Resignation and Assignment by Servicer.

                  The Owner has entered into this Agreement with the Servicer and subsequent Owners will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 10.01.

                  Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 9.01 without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                                   ARTICLE IX

                                  TERMINATION

                  Section 9.01      Termination for Cause.

                  This Agreement shall be terminable at the sole option of the Owner, if any of the following events of default exist on the part of the
Servicer:

                  (a) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

                  (b) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

                  (c) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located, except where such failure to maintain a license does not have a material and adverse effect on the Mortgage Loans or Owner's interest therein; or

                  (d) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                  (g) the Servicer ceases to meet the qualifications as both a Fannie Mae and Freddie Mac servicer; or

                  (h) the Servicer fails to maintain a minimum net worth of $25,000,000; or

                  (i) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) in violation of
Section 8.03.

                  In each and every such case, so long as an event of default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

                  Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Owner. Upon written request from the Owner, the Servicer shall prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 9.02      Termination Without Cause.

                  This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Owner (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer and the Owner in writing or (iii) at the sole option of the Owner, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Owner and the Servicer shall comply with the termination procedures set forth in Section
10.01 hereof and the procedures set forth below, provided that, in the event the Owner terminates this Agreement without cause in accordance with subclause
(iii) above, the Owner shall pay the Servicer a termination fee equal to 0.75% of the aggregate unpaid principal balance of the Mortgage Loans as of such termination date.

                  In connection with any such termination referred to in clause
(ii) or (iii) above, the Owner will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

                  Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Owner may at its election terminate this Agreement (a) with respect to such Delinquent Mortgage Loan or (b) REO Property, in each case, upon 15 days' written notice to the Servicer. In the event of such election, the Owner shall reimburse the Servicer for all unreimbursed out-of-pocket Servicing Advances and Monthly Advances on the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing, including, but not limited to, costs associated with the transfer of the related files to the Owner's designee.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  Section 10.01     Successor to the Servicer.

                  Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 6.02, 7.03, 8.03, 9.01 or 9.02, the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 8.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement without the consent of the Owner. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Owner under Section
6.02 and 7.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within 30 days of the appointment of a successor entity by the Owner, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage, at the discretion of the Owner and, at the Owner's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.03, 9.01 or 9.02 shall not affect any claims that the Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment in accordance with the procedures set forth in Section 10.07.

                  Section 10.02     Closing.

                  The closing for the engagement of the Servicer to perform the servicing responsibilities respecting Mortgage Loans shall take place on the Closing Date. At the Owner's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

                  The closing shall be subject to each of the following conditions:

                  (a) all of the representations and warranties of the Servicer and the Owner under this Agreement shall be true and correct as of the date hereof and no event shall have occurred as of the date hereof which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) the Owner and Servicer each shall have received, or the Owner's attorneys shall have received in escrow, in each case, on or prior to the closing of the transactions contemplated by that certain Loan Servicing Purchase and Sale Agreement, dated as of the date hereof (the "Purchase and Sale Agreement"), between the Owner, as seller, and the Servicer, as purchaser, all Closing Documents as specified in Section 10.03 hereof, in such forms as are agreed upon and acceptable to the Servicer and the Owner, duly executed by all signatories other than the Owner as required pursuant to the respective terms thereof; and

                  (c) the transactions contemplated by the Purchase and Sale Agreement shall have been consummated in accordance with its terms; and

                  (d) all other terms and conditions of this Agreement shall have been complied with and no default or Event of Default under this Agreement shall have occurred and be continuing.

                  Section 10.03     Closing Documents.

                  The Closing Documents shall consist of fully executed originals of the following documents:

                           (i) this Agreement (including all Exhibits hereto);

                           (ii) the Purchase and Sale Agreement (including all Exhibits thereto);

                           (iii) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A;

                           (iv) an Assignment and Assumption Agreement in the form of Exhibit I hereto;

                           (v) a Custodial Account Letter Agreement in the form of Exhibit C hereto;

                           (vi) an Escrow Account Letter Agreement in the form of Exhibit D hereto;

                           (vii) an Officer's Certificate of the Servicer, in the form of Exhibit E-1 hereto, including all attachments thereto; and

                           (viii) an Opinion of Counsel of the Servicer in the form of Exhibit G hereto.

                  Section 10.04     Appointment and Designation of Master
                                    Servicer.

                  The Owner hereby appoints and designates Aurora Loan Services Inc. as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. The Servicer is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Owner hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Servicer shall receive written instruction from the Owner that such authorization and instruction is terminated. The Servicer shall deliver all notices, reports and remittances that the Servicer is obligated to deliver to the Owner under this Agreement directly to the Master Servicer (or to any successor master servicer named in any subsequent written notice received from the Owner). The Master Servicer, acting on behalf of the Owner, shall have the benefit of the covenants and agreements of the Servicer under this Agreement and the Master Servicer, acting on behalf of the Owner, shall have the same rights as the Owner to the to enforce the obligations of the Servicer arising under this Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the occurrence of an Event of Default as provided in this Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under this Agreement; and in connection with the performance of the Master Servicer's duties hereunder the Servicer agrees that the Master Servicer shall be entitled to all of the rights, protections, indemnities and limitations of liability afforded to the Owner under this Agreement.

                  Section 10.05     Costs.

                  The Owner shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. After the initial Assignments of Mortgage have been prepared and recorded, the Owner shall pay the costs associated with the preparation, endorsement, delivery and recording of Assignments of Mortgages.

                  Section 10.06     Protection of Confidential Information.

                  The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

                  Section 10.07     Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

                  (i)      if to the Owner:

                          Lehman Capital, A Division of
                          Lehman Brothers Holdings Inc.
                          3 World Financial Center
                          8th Floor
                          New York, New York 10285-0800
                          Attention: Manager, Contract Finance

                  (ii)    if to the Servicer:

                          Countrywide Home Loans, Inc.
                          4500 Park Granada
                          Calabasas, CA 92302
                          Attention: Steven Tannehill,
                            Executive Vice President

                          with a copy to Countrywide's Deputy Corporate Counsel, Corporate Finance, at the same address.

                  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 10.08     Severability Clause.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

                  Section 10.09     No Personal Solicitation.

                  From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Servicer may solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 10.09 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

                  From and after the Closing Date, the Owner hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Owner's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Owner may solicit any Mortgagor that has initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, provided further, it is understood and agreed that promotions undertaken by the Owner or any of its affiliates which (i) concern optional insurance products or other additional projects or
(ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 10.09 nor is the Owner prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

                  Section 10.10     Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  Section 10.11     Place of Delivery and Governing Law.

                  This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Owner in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

                  Section 10.12     Further Agreements.

                  The Owner and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 10.11     Intention of the Parties.

                  It is the intention of the parties that the Owner is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Owner remains the sole and absolute owner of the Mortgage Loans and all rights related thereto.

                  Section 10.14     Successors and Assigns; Assignment of
                                    Agreement.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer and the Owner and the respective successors and assigns of the Servicer and the Owner. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party without the prior written consent of the Owner, which consent shall be given at the sole discretion of the Owner.

                  Section 10.15     Waivers.

                  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  Section 10.16     Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 10.17     General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean by reason of enumeration.

                  Section 10.18     Reproduction of Documents.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                    LEHMAN CAPITAL, A DIVISION OF
                                    LEHMAN BROTHERS HOLDINGS INC.
                                           (Owner)


                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________


                                    COUNTRYWIDE HOME LOANS, INC.
                                           (Servicer)

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                   EXHIBIT A


                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT B


                             INTENTIONALLY OMITTED

                                   EXHIBIT C


                       CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                 _________________, 200_


To:        _________________________________

           _________________________________

           _________________________________
            (the "Depository")
                  ----------


                  As Servicer under the Servicing Agreement, dated as of _______________, 2001, Fixed and Adjustable Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.04 of the Agreement, to be designated as "[SERVICER] in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                   [SERVICER]
                                    Servicer


                                   By: _______________________________________

                                   Name: _____________________________________

                                   Title: ____________________________________

                                   Date: _____________________________________

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                  ____________________________________________
                                    Depository


                                  By: ________________________________________

                                  Name: ______________________________________

                                  Title: _____________________________________

                                  Date: ______________________________________

                                   EXHIBIT D


                        ESCROW ACCOUNT LETTER AGREEMENT


                                                  ___________________, 200_


To:      __________________________

         __________________________

         __________________________

           (the "Depository")
                 ----------


As Servicer under the Servicing Agreement, dated as of _______________, 2001, Fixed and Adjustable Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to
Section 3.06 of the Agreement, to be designated as "[SERVICER], in trust for the Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                            [SERVICER]
                                            Servicer


                                            By: ______________________________

                                            Name: ____________________________

                                            Title: ___________________________

                                            Date: ____________________________

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                            __________________________________
                                                        Depository

                                            By: ______________________________

                                            Name: ____________________________

                                            Title: ___________________________

                                            Date: ____________________________

                                   EXHIBIT E


                        SERVICER'S OFFICER'S CERTIFICATE


                  I, ____________________, hereby certify that I am the duly elected [Vice] President of [SERVICER], a corporation organized under the laws of the State of _______, (the "Servicer") and further as follows:

                  1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Servicer which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

                  2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

                  3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Servicer, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

                  4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Servicer authorizing the Servicer to execute and deliver the Servicing Agreement, dated as of _____________, 2001 (the "Agreement"), by and between the Servicer and Lehman Capital, A Division of Lehman Brothers Holdings Inc., (the "Owner"), and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver rescission or modification.

                  5. To the best of my knowledge, either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with the Agreement or the consummation of the transactions contemplated by the Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Servicer.

                  6. To the best of my knowledge, neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Servicer, the terms of any indenture or other agreement or instrument to which the Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Servicer is subject or by which it is bound.

                  7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Servicer which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Servicer or which would draw into question the validity of the Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Servicer to perform under the terms of the Agreement.

                  8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Servicer, signed the Agreement and any other document delivered prior hereto or on the date hereof in connection with the Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

                  9. The Company is duly authorized to engage in the transactions described and contemplated in the Agreement.


                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.


Dated: ______________________________     By: ________________________________
                                          Name: ______________________________

[Seal]                                        Title:   [Vice] President



                  I, ________________________, an [Assistant] Secretary of
_____________________, hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Servicer and that the signature appearing above is [her] [his] genuine signature.


                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated: ______________________________     By: ________________________________
                                          Name: ______________________________

[Seal]                                        Title:   [Vice] President

                                                 EXHIBIT 5 to

                                                 Company's Officer's Certificate


                  Name              Title              Signature

                                                       _______________________

                                                       _______________________

                                                       _______________________

                                                       _______________________

                                                       _______________________

                                                       _______________________

                                   EXHIBIT F


                              CUSTODIAL AGREEMENT

                                   EXHIBIT G


                   FORM OF OPINION OF COUNSEL TO THE SERVICER


                                                              (date)



Lehman Brothers Bank, FSB
[ADDRESS]


Dear Sirs:


                  You have requested [our] [my] opinion, as [Assistant] General Counsel to [SERVICER] (the "Servicer"), with respect to certain matters in connection with the servicing by the Servicer of the Mortgage Loans pursuant to that certain Servicing Agreement, Fixed and Adjustable Rate Mortgage Loans, by and between the Servicer and Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Owner"), dated as of _____________, 2001, (the "Servicing Agreement") being executed contemporaneously with an Assignment and Assumption Agreement by and between the Servicer and the Owner (the "Assignment and Assumption Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

                  [We] [I] have examined the following documents:

                   1.      the Servicing Agreement;

                   2.      the Assignment and Assumption Agreement; and

                   3. such other documents, records and papers as [we] [I] have deemed necessary and relevant as a basis for this opinion.

                  To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Servicer contained in the Servicing Agreement. [We] [I] have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

                  Based upon the foregoing, it is [our] [my] opinion that:

                  1. The Company is a duly organized, validly existing corporation in good standing under the laws of the state of ______________ and is qualified to service and administer the Mortgage Loans in the states where the Mortgaged Properties are located.

                  2. The Company has the power to engage in the transactions contemplated by the Servicing Agreement and all requisite power, authority and legal right to execute and deliver the Servicing Agreement and the Assignment and Assumption Agreement, and to perform and observe the terms and conditions of such instruments.

                  3. Each of the Servicing Agreement and the Assignment and Assumption Agreement has been duly authorized, executed and delivered by the Servicer and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Servicer, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder.

                  4. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with the Servicing Agreement or the Assignment and Assumption Agreement, or the servicing of the Mortgage Loans or the consummation of the transactions contemplated by the Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Servicer.

                  5. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Servicing Agreement or the Assignment and Assumption Agreement conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, the charter or by-laws of the Servicer, the terms of any indenture or other agreement or instrument to which the Servicer is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Servicer is subject or by which it is bound.

                  6. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Servicer which, in [our] [my] judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Servicer or which would draw into question the validity of the Servicing Agreement, the Assignment and Assumption Agreement or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Servicer to perform under the terms of the Assignment and Assumption Agreement or the Servicing Agreement.

                  This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the Owner or Owners to which you resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date, provided that the Servicer remains the Servicer of the Mortgage Loans under the Servicing Agreement.


                                          Very truly yours,


                                          Name

                                          [Assistant] General Counsel

                                   EXHIBIT H


                             INTENTIONALLY OMITTED

                                   EXHIBIT I


                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                  ASSIGNMENT AND ASSUMPTION, dated as of ____________ between Lehman Capital, A Division of Lehman Brothers Holdings Inc. having an office at 3 World Financial Center, New York, New York 10285 ("Assignor") and [SERVICER], having an office at ______________________ ("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee, all of the right, title and interest of Assignor, as "Servicer", with respect to the mortgage loans identified on Exhibit A (the "Mortgage Loans"), under that certain Custodial Agreement, dated as of [_________, ____] (the "Agreement"), by and between Assignor as owner and servicer, and [_____________] (the "Custodian").

                  The Assignor specifically reserves any and all right, title and interest and all obligations of the Assignor with respect to any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Exhibit A hereto and are not the subject of this Assignment and Assumption Agreement.

         2. The Assignor warrants and represents to, and covenants with, the Assignee that with respect to the Mortgage Loans:

                  a. The Assignor is assigning its interest as Servicer under the Agreement for the sole purpose of permitting the Assignee as Servicer of the Mortgage Loans, to act as Servicer under the Agreement; and

                  b. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under the Agreement.

         3. The Assignee warrants and represents to, and covenants with, the Assignor and the Custodian pursuant to the Agreement that the Assignee agrees to be bound, as Servicer, by all of the terms, covenants and conditions of the Agreement and from and after the date hereof, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as Servicer thereunder.

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


[SERVICER]                                    LEHMAN CAPITAL, A DIVISION OF
                                              LEHMAN BROTHERS HOLDINGS INC.
                                              Assignor
Assignee


By:__________________________________         By______________________________


Its:_________________________________         Its:____________________________

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE